Financial assets	12 Months Ended
Dec. 31, 2023
Disclosure of financial assets [abstract]
Financial assets [Text Block]

9. Financial assets

As part of the joint venture transaction (note 10), the Company initially subscribed to 184.9 million non‐voting fixed redemption price redeemable preferred shares in Shika Group Finance Limited (the "preferred shares"), which were issued at a par value of $1 per redeemable share. The preferred shares have no fixed redemption date. As these preferred shares have no contractual fixed terms of repayment that arise on specified dates, they are measured at fair value through profit or loss at each reporting period end.

The following table summarizes the change in the carrying amount of the Company's preferred shares held in the joint venture during the years presented:

	December 31, 2023		December 31, 2022
	Number of shares	$	$
Balance, beginning of year	132,400,000	66,809	72,426
Fair value adjustment for the year	‐	3,356	(5,617)
Redemption of preferred shares during the year	‐	‐	‐
Balance, end of year	132,400,000	70,165	66,809

As at December 31, 2023, the Company re‐measured the fair value of the redeemable preferred shares to $70.2 million. Management’s best estimate of the fair value of the preferred shares was determined by discounting forecast future preferred share redemptions using a discount rate of 15.0% (December 31, 2022 – discount rate of 14.8%).

For the year ended December 31, 2023, the Company recognized an upward fair value adjustment on its preferred shares of $3.4 million in finance income (year ended December 31, 2022 – $5.6 million downward fair value adjustment recognized in finance expense). The preferred shares are classified as a Level 3 financial asset in the fair value hierarchy.